================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          _____________________________
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                Date of Report:

                        (Date of earliest event reported)

                                AUGUST 26, 2005
                          ____________________________

                        ELECTRONIC CLEARING HOUSE, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

               000-15245                                 93-0946274
        (Commission File Number)              (IRS Employer Identification No.)

                              730 PASEO CAMARILLO,
                              CAMARILLO, CALIFORNIA
                                      93010
              (Address of Principal Executive Offices and zip code)

                                 (805) 419-8700
                            (Registrant's telephone
                          number, including area code)

                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 5      CORPORATE  GOVERNANCE  AND  MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               Effective August 26, 2005, the Registrant hired Mr. Charles Harris as its President and Chief Operating Officer. Mr. Harris will commence his employment on September 19, 2005.

               Prior to joining Electronic Clearing House, Inc., Mr. Harris, age 43, was President of Merchant Link LLC, a leading supplier of electronic payment technologies and outsourced services to the integrated point-of-sale market and a wholly owned subsidiary of Paymentech. From 1993 to 2002, Mr. Harris held various positions with Paymentech including Corporate Development Executive, Group Executive Client Relations, Group Manager Client Relations, and Vice President Sales Support. Mr. Harris holds a BA in Business Administration with an emphasis in Finance from the University of Texas.

               No arrangement or understanding exists between Mr. Harris and any other persons pursuant to which Mr. Harris was hired as an officer of the Registrant. Mr. Harris has no family relationship, as that term is defined in Item 401(d) of Regulation S-K, with any director or officer of the Registrant.

               Since the beginning of the Registrant's last fiscal year, Mr. Harris has had no direct or indirect material interest in any transaction exceeding $60,000 to which the Registrant was a party.

               On September 1, 2005, the Registrant issued a press release announcing the appointment of Mr. Harris as its President and Chief Operating Officer, which release is attached hereto as
               Exhibit  99.1  and  incorporated  herein  by  reference.

SECTION  9     FINANCIAL  STATEMENTS  AND  EXHIBITS

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.


(c)  Exhibits

     99.1      Press  Release  issued  by  the  Registrant on September 1, 2005.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        ELECTRONIC  CLEARING  HOUSE,  INC.
                                               (Registrant)




                                        By:  \s\  Alice  Cheung
                                           -------------------------------
                                         Alice  L.  Cheung,  Treasurer  &
                                         Chief  Financial  Officer


Dated:  September  1,  2005

                                  EXHIBIT INDEX

EXHIBIT NUMBER               DESCRIPTION

99.1 Press Release issued by the Registrant on September 1, 2005.